EXHIBIT 10.1
WAIVER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT
          This WAIVER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT (this “Waiver and Amendment”), dated as of October ___, 2007, is entered into by and among LOUD TECHNOLOGIES INC., a Washington corporation (“Parent” or “US Borrower”), and GRACE ACQUISITIONCO LIMITED, a company incorporated under the laws of England and Wales with registered number 06078534 (“UK Borrower”), each subsidiary of the Parent listed on the signature pages hereto, the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and GMAC COMMERCIAL FINANCE LLC (“GMAC”), as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).
RECITALS
          WHEREAS, Parent, the UK Borrower, each subsidiary of the Parent listed on the signature pages thereto (such subsidiaries, together with Parent and UK Borrower, each a “Loan Party” and collectively the “Loan Parties”), the Agents, and the Lenders are parties to that certain Financing Agreement, dated as of March 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”);
          WHEREAS, Parent has informed Agents that the Loan Parties have failed to comply with each of the financial covenants set forth in Section 7.03 of the Financing Agreement for the fiscal period ending on September 30, 2007 (the “Designated Events of Default”); and
          WHEREAS, the Loan Parties have requested that the Lenders amend the Financing Agreement, in each case as provided below, and the Lenders are willing to accommodate the Loan Parties’ requests, but only on the terms and subject to the conditions specified herein.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.
2. Waiver. Subject to the terms and conditions hereof, Agents and the Required Lenders hereby waive the Designated Events of Default as of September 30, 2007. The waiver herein is limited to the specifics hereof, shall not apply with respect to any Default or Event of Default other than the Designated Events of Default, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Financing Agreement or the other Loan Documents, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of any Agent or any Lender, nor as a consent to or waiver of any further or other matter, under the Loan Documents.

3. Amendments To Financing Agreement.
     (a) Effective as of October 1, 2007, Section 2.04(b)(i) of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “The Term Loan A shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of the Term Loan A until the date on which such principal amount is repaid in accordance herewith, as follows: (i) if the relevant portion of the Term Loan A is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 3.35 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 0.85 percentage points.”
     (b) Effective as of October 1, 2007, Section 2.04(b)(ii) of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “The Term Loan B shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of the Term Loan B until the date on which such principal amount is repaid in accordance herewith, as follows: (i) if the relevant portion of the Term Loan B is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 5.20 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 2.95 percentage points.”
4. Waiver Fee. Parent hereby agrees to pay to Collateral Agent, solely for the ratable benefit of the Term Loan A Lenders, the US Term Loan B Lenders, and the UK Term Loan B Lenders in accordance with their respective Pro Rata Shares (and not for the account of any other Lender), a waiver fee in an amount equal to $225,000 (the “Waiver Fee”) which shall be fully earned and due and payable in full in immediately available funds on the date hereof and shall be non-refundable when paid.
5. Reaffirmation.
     (a) Borrower. US Borrower and UK Borrower each hereby reaffirms its obligations under each Loan Document to which it is a party. US Borrower and UK Borrower each hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to the Collateral Agent, on behalf and for the benefit of each Agent and Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.
     (b) Guarantor. Each Guarantor hereby (i) consents to this Amendment; (ii) acknowledges and reaffirms all obligations owing by it to the Agents and Lenders under any Loan Document to which it is a party and represents and warrants that, after giving effect to the Amendment, all of its representations and warranties contained in the Loan Documents to which such Guarantor is a party are true, accurate and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as if made the date hereof

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(unless any such representation or warranty is expressly made as of a specific date, in which event it shall be true, accurate and complete as of such specified date), (iii) agrees that each Loan Document to which it is a party is and shall remain in full force and effect and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith, (iv) ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted by it, pursuant to and in connection with the Security Agreement and any other Loan Document to which such Guarantor is a party, to the Collateral Agent, on behalf and for the benefit of each Agent and Lender, as collateral security for the Guaranteed Obligations of such Guarantor, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof, and (v) ratifies and confirms its consent to any previous amendments of the Financing Agreement and any previous waivers granted with respect to the Financing Agreement. Although each of the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the Guarantors understands that the Agents and the Lenders shall have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.
6. General Release. The Agents, the Lenders and the Loan Parties desire to resolve each and every one of any Claims (as such term is defined below) that the Loan Parties may have (if any) in conjunction with the execution of this Amendment and thus each Loan Party makes the release contained in this Section. In consideration of Agents’ and Lenders’ entering into this Amendment and agreeing to the substantial concessions as set forth herein, each Loan Party, for itself and on behalf of its successors, assigns, limited partners, general partners, investors, Subsidiaries, shareholders, trustees, officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through, it, hereby fully and unconditionally releases, remises and forever discharges each Agent, each Lender, their respective Affiliates and Related Funds, and each of their respective successors in title, past, present and future directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all Persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, suits, Liens, lawsuits, adverse consequences, damages, losses, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, obligations, costs or demands and liabilities, of whatever kind or nature (whether in law, in equity or otherwise), from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect or derivative, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, asserted or unasserted, anticipated or unanticipated, which such Loan Parties has, had, claims to have had or hereafter claims to have against the Released Parties (other than those claims directly resulting from the gross negligence or willful misconduct of such Released Party as determined in a final judgment by a court of competent jurisdiction) by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including without limitation on account of or in any way affecting, concerning or arising out of or founded upon this Amendment up to and including the date on which this Amendment is executed, including without limitation all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to

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and including the date on which this Amendment is executed, to the extent relating to the Loans, the Obligations, the Financing Agreement or any of the other Loan Documents, including the administration and enforcement thereof (collectively, all of the foregoing are the “Claims”). Each Loan Party represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by such Loan Party against the Released Parties relating to the Loans, the Obligations, the Financing Agreement or any of the other Loan Documents, including the administration and enforcement thereof, which is not released hereby. Each Loan Party represents and warrants that the foregoing constitutes a full and complete release of all Claims.
7. Limited Amendments; Full Force And Effect. The amendments set forth in Section 3 of this Waiver and Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Financing Agreement or the other Loan Documents, to prejudice any right or remedy which the Agents or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or the other Loan Documents or (b) to be a consent or waiver to any future amendment or departure from the terms and conditions of the Financing Agreement or the other Loan Documents. This Waiver and Amendment shall be construed in connection with and as part of the Loan Documents, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
8. Representations And Warranties. Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:
     (a) Each has the requisite power and authority to execute and deliver this Waiver and Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party, and the articles of organization and operating agreement of each Loan Party have not been amended since the Effective Date;
     (b) The execution, delivery, and performance by each Loan Party of this Waiver and Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except where any such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to result in a Material Adverse Effect;
     (c) This Waiver and Amendment has been duly executed and delivered by each Loan Party, and this Waiver and Amendment and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms,

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and is in full force and effect, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws;
     (d) The execution, delivery and performance by each Loan Party of this Waiver and Amendment and the performance by each Loan Party of the Financing Agreement as amended hereby do not and will not require any authorization or approval of, or other action by, or notice to or filing with any Governmental Authority or regulatory body or the consent of any third party which has not yet been obtained;
     (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, either Agent or any Lender;
     (f) After giving effect to this Waiver and Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Waiver and Amendment that would constitute a Default or an Event of Default; and
     (g) After giving effect to this Waiver and Amendment, the representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
9. Conditions Precedent To Waiver and Amendment
     The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Waiver and Amendment and each and every provision hereof (the date of such effectiveness being herein called the “Second Amendment Effective Date”):
     (a) Collateral Agent shall have received this Waiver and Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect;
     (b) Collateral Agent shall have received payment in full in immediately available funds of the Waiver Fee;
     (c) The representations and warranties herein and in the Financing Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);
     (d) No Default or Event of Default shall have occurred and be continuing on the date hereof; and

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     (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower, any Guarantor, any Agent, or any Lender.
10. Governing Law. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
11. Entire Amendment; Effect Of Amendment. This Waiver and Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Financing Agreement expressly set forth in Section 3 hereof, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Waiver and Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Waiver and Amendment shall control. This Waiver and Amendment is a Loan Document. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Financing Agreement or the other Loan Documents, and shall not operate as a consent to or waiver of any other matter under the Loan Documents.
12. Headings. Section and subsection headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purpose or be given any substantive effect.
13. Counterparts; Telecopy Execution. This Waiver and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Waiver and Amendment by signing any such counterpart. Delivery of an executed counterpart of this Waiver and Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Waiver and Amendment. Any party delivering an executed counterpart of this Waiver and Amendment by telecopy also shall deliver an original executed counterpart of this Waiver and Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver and Amendment.
14. Miscellaneous.
     (a) Upon the effectiveness of this Waiver and Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Waiver and Amendment.
     (b) Upon the effectiveness of this Waiver and Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of

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like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Waiver and Amendment.
     (c) Except as expressly provided herein, (i) the Agents and the Lenders hereby reserve all remedies, powers, rights, and privileges that the Agents and the Lenders may have under the Financing Agreement or the other Loan Documents, at law (including under the Code), in equity, or otherwise; (ii) all terms, conditions, and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect; and (iii) nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter (including any Event of Default whether presently existing or subsequently occurring) or any other right, power, or remedy of the Agents or the Lenders under the Financing Agreement and the other Loan Documents. No delay on the part of the Agents and the Lenders in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed and delivered as of the date first written above.

LOAN PARTIES: LOUD TECHNOLOGIES INC., a Washington corporation, as US Borrower and as a US Guarantor
By:
Name:
Title:

GRACE ACQUISITIONCO LIMITED, a company organized under the laws of England and Wales, as UK Borrower
By:
Name:
Title:

LOUD TECHNOLOGIES EUROPE PLC, a company organized under the laws of England and Wales, as a Foreign Guarantor
By:
Name:
Title:

MACKIE DESIGN INC., a Washington corporation, as a US Guarantor
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT]

SIA SOFTWARE COMPANY INC., a New York corporation, as a US Guarantor
By:
Name:
Title:

SLM HOLDING CORP., a Delaware corporation, as a US Guarantor
By:
Name:
Title:

ST. LOUIS MUSIC, INC., a Missouri corporation, as a US Guarantor
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT]

ABLECO FINANCE LLC, as Collateral Agent, and on behalf of itself and its affiliates as Lenders
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT]

GMAC COMMERCIAL FINANCE LLC, as Administrative Agent and as a Lender
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT]

FORTRESS CREDIT FUNDING I LP, as a Lender

By:	Fortress Credit Funding I GP LLC, its general partner

By:

Title:

FORTRESS CREDIT FUNDING II LP, as a Lender

By:	Fortress Credit Funding II GP LLC,
its general partner

By:

Title:

FORTRESS CREDIT FUNDING III LP, as a Lender

By: Fortress Credit Funding III GP LLC, its general partner

By:

Title:

FORTRESS CREDIT FUNDING IV LP, as a Lender

By: Fortress Credit Funding IV GP LLC, its general partner

By:

Title:

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT]

FORTRESS CREDIT OPPORTUNITIES I LP, as a Lender

By: Fortress Credit Opportunities I GP LLC, its general partner

By:

Title:

FORTRESS CREDIT OPPORTUNITIES II LP, as a Lender

By: Fortress Credit Opportunities II GP LLC, its general partner

By:

Title:

FCCD LIMITED, as a Lender

By:

Title:

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT]